SCHEDULE 14A INFORMATIO
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                           1934 (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                            AMERIPRIME ADVISORS TRUST
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:
                 _______________________________________________________________

        2)       Aggregate number of securities to which transaction applies:
                 _______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________

        4)       Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------
        5)       Total fee paid:
                 ---------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:
                  ______________________________________________________________


         3)       Filing Party:
                  ______________________________________________________________


         4)       Date Filed:
                  ______________________________________________________________

                            Monteagle Large Cap Fund
                           Monteagle Fixed Income Fund


                        209 10th Avenue South, Suite 332
                           Nashville, Tennessee 37203

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held June ____, 2002

Dear Shareholders:

     The Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Monteagle Large Cap Fund and the Monteagle Fixed Income Fund (each a "Fund" and collectively the "Funds"), each a series of the Trust, to be held at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on June __, 2002 at 10:00 a.m., central time, for the following purpose:

     1. Approval or disapproval of new advisory agreements between Nashville Capital Corporation, the Funds' investment manager, and Howe and Rusling, Inc., the Funds' adviser.

     2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of  record  at the  close  of  business  on June 1,  2002 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                              By Order of the Board of Trustees

                                             ______________/s/_________________

                                                        KENNETH D. TRUMPFHELLER
                                                                      Secretary
June __, 2002

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                            Monteagle Large Cap Fund
                           Monteagle Fixed Income Fund


                        209 10th Avenue South, Suite 332
                           Nashville, Tennessee 37203
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held June __, 2002

                                  ------------

         INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), on behalf of the Monteagle Large Cap Fund and the Monteagle Fixed Income Fund (each a "Fund" and collectively the "Funds") for use at the Special Meeting of Shareholders of each Fund (the "Meeting") to be held at the principal executive offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on June __, 2002 at 10:00 a.m., central time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June __, 2002.

     The shareholders of each Fund are being asked to consider the approval of a new advisory agreement for the Fund between Nashville Capital Corporation ("Nashville Capital"), the Funds' investment manager, and Howe and Rusling, Inc. ("H&R"). H&R currently serves as the Funds' adviser. H&R is wholly owned by H&R Acquisition Corp. On December 26, 2001, Third Security Management Corp. acquired a controlling interest in H&R Acquisition Corp. Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), this change in control of H&R resulted in a technical assignment and termination of each Fund's advisory agreement. Because of the termination of those agreements, the Board approved new advisory agreements with H&R on June 19, 2002, to be effective as of December 26, 2001, subject to shareholder approval. There has been no material change in H&R's operations as a result of the change in control. The Board believes that the new agreements will enable the Funds to continue to obtain advisory services of high quality and that approval of the new agreements is in the best interests of the shareholders of each Fund. Accordingly, the Board is now asking shareholders to approve the new advisory agreements with H&R. The new advisory agreements contain exactly the same terms as the previous agreements, except for the effective dates and expiration dates of the agreements.

     A copy of the Funds' most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to Robert Chopyak, Treasurer, AmeriPrime Advisors Trust, at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092 or by calling the Funds at (800)-459-9084.

                                    PROPOSAL
                   APPROVAL OF NEW ADVISORY AGREEMENTS BETWEEN
            NASHVILLE CAPITAL CORPORATION AND HOWE and RUSLING, INC.

Background

     H&R has served as investment adviser for the Funds pursuant to advisory agreements dated November 27, 1999. The advisory agreements were initially approved by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act ("Independent Trustees"), on November 21, 1999 and were last renewed by the Board of Trustees on September 20, 2001. The advisory agreements for the Large Cap Fund and the Fixed Income Fund were approved by shareholders on January 18, 2000 and December 20, 1999, respectively.

     H&R is wholly owned by H&R Acquisition Corp. On December 26, 2001, there was a change in control of H&R because Third Security Management Corp. acquired a controlling interest in H&R Acquisition Corp. Under the Investment Company Act, a change in control of an adviser results in a technical assignment and termination of an advisory agreement with that adviser. The Trust was not informed of the change in control until June 2002. Therefore, on June 19, 2002, as soon as possible after the Trust was informed about the change in control, the Board of Trustees, including a majority of the Independent Trustees, approved, subject to shareholder approval, new advisory agreements for the Large Cap Fund and the Fixed Income Fund to be effective as of December 26, 2001, the date of the change in control.

     The staff of the Securities and Exchange Commission has advised the Trust's counsel that not obtaining Board and shareholder approval of new advisory agreements until after the change in control occurred is a technical violation of the Investment Company Act. H&R and Nashville Capital have each agreed to indemnify the Funds and their affiliates against any losses arising out of or in any way related to the change in control or the termination of the previous advisory agreements. The Large Cap Fund and the Fixed Income Fund do not know what action, if any, the Securities and Exchange Commission may take as a result of this technical violation of the Investment Company Act.

The Previous Advisory Agreements

     Under the terms of the previous agreements, subject always to the control of the Board of Trustees and Nashville Capital, H&R, at its expense, was required to furnish continuously an investment program for the Funds, and to use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Pursuant to the previous agreements, H&R maintained books and records with respect to the securities transactions and rendered to the manager such periodic and special reports as the manager or the Trustees requested. H&R paid all expenses incurred by it in connection with its activities under the advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Funds.

     For the fiscal year ended August 31, 2001, Nashville Capital paid H&R fees of $ ____________ and $________________ for the Large Cap Fund and the Fixed Income Fund, respectively. [H&R has reimbursed each Fund for all advisory fees paid to H&R since December 26, 2001.] H&R will not receive any additional fees until shareholders approve the new agreements.

The New Advisory Agreements

     Subject to shareholder approval, Nashville Capital will enter into new agreements with H&R. The terms and conditions of the new agreements are substantially identical in all material respects to those of the previous agreements, except that the date of their execution, effectiveness, and termination are different. The new agreements are identical to each other except that the Large Cap Fund and the Fixed Income Fund pay different advisory fees.

     Pursuant to the new agreements, as compensation for H&R's advisory services, Nashville Capital will pay H&R an annual fee, computed and accrued daily and paid monthly, at the following annual rates: For the Large Cap Fund, 0.40% of net assets up to $25 million; 0.30% of net assets from $25 million up to $50 million; and 0.25% of net assets of $50 million and greater. For the Fixed Income Fund, 0.30% of net assets up to $25 million; 0.25% from $25 million up to $50 million; and 0.20% of net assets of $50 million and greater. These are the same advisory fees paid under the previous agreements; no increase in advisory fees is proposed.

     Like the previous agreements, the new agreements permit the adviser to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. An explanation of the Funds' brokerage policies is set forth in Section 3 of Exhibit A.

     The new agreements will become effective upon shareholder approval. The new agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees of the Trust (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such approval. Each new agreement may be terminated at any time, on thirty days written notice, without the payment of any penalty, by Nashville Capital with the consent of the Board of Trustees, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by H&R at any time, on ninety days written notice, without the payment of any penalty. Each new agreement automatically terminates in the event of its assignment.

     Each new agreement provides that H&R shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith or gross negligence, or H&R's reckless disregard of its obligations.

     A form of the new agreement for the Funds is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new agreement is only a summary.

Information Concerning Howe and Rusling, Inc.

     Howe and Rusling, Inc. is located at 120 East Avenue, Rochester, New York 14604. Howe and Rusling, Inc. is a wholly owned subsidiary of H&R Acquisition Corp. H&R Acquisition Corp. is a wholly owned subsidiary of Third Security Management Corp., which in turn is a wholly owned subsidiary of Third Security LLC, which in turn is wholly owned by Randal J. Kirk. H&R Acquisition Corp., Third Security Management Corp. and Third Security LLC are located at 1902 Downey Street, Radford, VA 24141. Mr. Kirk's address is 1902 Downey Street, Radford, VA 24141.

     The names, addresses and principal occupations of the principal executive officer and each director of H&R are set forth below:

------------------------------------- ----------------------- ------------------------------ --------------------------------
Name:                                 Title:                  Address:                       Principal Occupation:
------------------------------------- ----------------------- ------------------------------ --------------------------------
------------------------------------- ----------------------- ------------------------------ --------------------------------
Thomas Griswold Rusling               President and Director  120 East Avenue                President and Portfolio
                                                              Rochester, NY 14604            Manager, Howe and Rusling, Inc.
------------------------------------- ----------------------- ------------------------------ --------------------------------
------------------------------------- ----------------------- ------------------------------ --------------------------------
Randal J. Kirk                        Director                1902 Downey Street             Managing Director, Third
                                                              Radford, VA 24141              Security LLC
------------------------------------- ----------------------- ------------------------------ --------------------------------
------------------------------------- ----------------------- ------------------------------ --------------------------------
Dixon D. Low                          Director                1902 Downey Street             Managing Director, Third
                                                              Radford, VA 24141              Security LLC
------------------------------------- ----------------------- ------------------------------ --------------------------------
------------------------------------- ----------------------- ------------------------------ --------------------------------
Larry Dean Horner                     Director                120 East Avenue                Director, Atlantis Plastics,
                                                              Rochester, NY 14604            Inc.; Newmark Homes Corp.; and
                                                                                             UTStarcom, Inc. Retired, June
                                                                                             2001, as Chairman of Pacific
                                                                                             USA Holdings Corporation, a
                                                                                             position he had held since
                                                                                             August 1994
------------------------------------- ----------------------- ------------------------------ --------------------------------
------------------------------------- ----------------------- ------------------------------ --------------------------------
Marcus Elbert Smith                   Director                1902 Downey Street             Managing Director, Third
                                                              Radford, VA 24141              Security LLC
------------------------------------- ----------------------- ------------------------------ --------------------------------

Evaluation By The Board Of Trustees.
----------------------------------- -

     The Board has determined that continuity and efficiency of portfolio investment advisory services can best be assured by approving the new advisory agreements. The Board believes that the new agreements will enable the Funds to continue to obtain advisory services of high quality and that approval of the new agreements is in the best interests of the Trust and the shareholders of each Fund.

     At a meeting of the Board of Trustees held on June 19, 2002, the Board, including the Independent Trustees, evaluated the impact on the Funds of the recent acquisition of H&R. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by H&R, including financial information about H&R, information regarding the current personnel of H&R and H&R's arrangements with various brokers whereby H&R receives research services based on brokerage transactions placed with the broker, and discussed the proposed new agreements. The Independent Trustees met separately with legal counsel.

     Based on its review, the Board of Trustees believes that approval of the proposed new agreement is in the best interests of the Trust and the Funds'
shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new agreement. In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of H&R's investment personnel, (ii) the nature and quality of operations and services that H&R will continue to provide the Funds, (iii) the benefits of continuity in services to be provided by H&R, and (iv) the fact that the portfolio managers did not change as a result of H&R Acquisition Corp.'s acquisition of H&R.

     The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to (i) the performance of each Fund since commencement of its operations, (ii) the investment objective and policies of each Fund, (iii) the financial condition of H&R and its parent companies, and (iv) that the terms of the new agreement are substantially identical to the terms of the previous agreement.

     The Board viewed as significant the fact that there has been no change in the H&R investment committee as a result of the change of control, that no changes in their method of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Funds will result from the change of control. In fact, it was the consensus of the Trustees that the acquisition is likely to provide the portfolio managers with additional resources and enhance the portfolio managers' ability to provide quality services to the Funds.

     As a result of their considerations, the Trustees, including all of the Independent Trustees, determined that the new agreement is in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees unanimously approved the new agreement and voted to recommend it to shareholders for approval.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The Proposed Advisory Agreements


                             OPERATION OF THE FUNDS

     Each Fund is a diversified series of AmeriPrime Advisors Trust, an open-end management investment company organized as an Ohio business trust on August 3, 1999. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Funds currently retain Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville, TN 37203 as the manager and Howe and Rusling, Inc. serves as the investment adviser. The Funds retain Unified Fund Services, Inc. to manage the Funds' business affairs and provide the Funds with administrative services, and to act as the Funds' transfer agent and fund accountant. The Trust retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Funds' shares.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new agreement between Nashville Capital and H&R and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

     The close of business on June 1, 2002 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were _______________ shares of beneficial interest of the Large Cap Fund and _______ shares of beneficial interest of the Fixed Income Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of each proposed new agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed advisory agreements, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT


     As of the Record Date, the Trustees and officers of the Trust beneficially owned no shares of the Funds.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of June 1, 2002, FAMCO, [address] owned 100% of the outstanding shares of each Fund. The Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of either Fund.

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, AmeriPrime Advisors Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by H&R. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of each Fund of whom they have knowledge, and H&R will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and H&R may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 459-9084, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                              _________________/s/______________

                                                         Kenneth D. Trumpfheller
                                                                       Secretary

Dated                                       , 2002
      ------------------------------ -------

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                      FORM OF ADVISORY AGREEMENT                      EXHIBIT A


     INVESTMENT  ADVISORY  AGREEMENT,   dated  as  of  ________,  2002,  between
Nashville Capital Corporation, a Tennessee corporation (the "Manager"), and Howe and Rusling, Inc., a New York corporation (the "Advisor").

                               W I T N E S E T H:
                               - - - - - - - - -

     WHEREAS, the Manager acts as the investment manager to AmeriPrime Advisors Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement, dated as of _______ ___, 2002 (the "Management Agreement");

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Adviser to render investment Advisory services to the funds of the Trust set forth on the Exhibits to this Agreement (the "Funds"), and the Adviser is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     Section 1. Appointment and Status of Adviser. The Manager hereby appoints the Adviser to act as its agent to provide investment advisory service to each class of shares of beneficial interest of the Trust set forth on an executed Exhibit to this Agreement (each a "Fund"), for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Although the Adviser shall be an agent of the Manager, the Adviser shall for all purposes herein be deemed to be an independent contractor of the Manager and the Trust and shall, unless otherwise expressly provided herein or authorized by the Manager or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent of the Trust.

     Section 2. Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Manager, the Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to each Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets belonging to each Fund will be invested or held uninvested as cash;

     (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and its Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Manager and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Adviser shall determine the securities to be purchased or sold by each Fund and as agent for the Trust will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Adviser shall maintain books and records with respect to the securities transactions of each Fund and shall render to the Manager and the Trust's Board of Trustees such periodic and special reports as the Manager or the Board may request; and

     (f) The Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

     Section 3. Brokerage. In connection with purchases or sales of portfolio securities for the account of a Fund, the Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. The Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Adviser will at all times seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which the Adviser exercises investment discretion. The Funds and the Adviser understand and acknowledge that, although the information may be useful to the Funds and the Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which the Adviser gives any advice to clients of the Adviser concerning the shares of any Fund, the Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others, including other registered investment companies.

     Section 4. Books and Records. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     Section 5. Expenses of the Adviser. During the term of this Agreement, the Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for each Fund (including taxes and brokerage commissions, if any).

     Section 6. Compensation of the Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Manager will pay to the Adviser as full compensation therefore a fee with respect to each Fund at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto. This fee for each month will be paid to the Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of each Fund shall be calculated in the manner specified in the Trust's Prospectus.

     Section 7. Use of Name. The Trust, Manager and Adviser acknowledge that all rights to the name "Monteagle" belong to the Manager, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Manager ceases to be the Manager, the Trust's right to the use of the name "Monteagle" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Manager during the term of the Management Agreement upon ninety (90) days' written notice by the Manager to the Trust. Nothing contained herein shall impair or diminish in any respect the Manager's right to use the name "Monteagle" in the name of, or in connection with, any other business enterprises with which the Manager is or may become associated. There is no charge to the Trust for the right to use these names.

     Section 8. Liability of the Adviser. Neither Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Adviser, or one under Adviser's control or direction, even though paid by Adviser.

     Section 9. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto on the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Funds added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years from the date of its execution. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect until the next annual continuance of this Agreement and from year to year thereafter, subject to approval as described above. This Agreement may be terminated by the Manager or the Trust with respect to any Fund at any time, without the payment of any penalty, by the Manager with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, in any such case on 30 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Manager. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     Section 10. Amendment. This Agreement may be amended by mutual consent of the Manager, the Adviser and the Trust, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

     Section 11. Notices. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Adviser at 102 East Avenue, Rochester, NY 14604, and to the Manager at 209 10th Avenue South, Suite 332,
Nashville, TN 37203, or at such other address or to such other individual as shall be specified by the party to be given notice.

     Section 12. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     Section 13. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     Section 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 15. Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     Section 16. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto for otherwise affect their construction or effect.

     Section 17. Change of Control. Adviser undertakes to notify Manager and the Trust in writing sufficiently in advance of any change of control; as defined in
Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     Section 18. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.


Nashville Capital Corporation                    Howe and Rusling, Inc.

By:_________________________________________     By:____________________________


Name:_______________________________________     Name:__________________________


Title:______________________________________     Title:_________________________

 PROXY

                            MONTEAGLE LARGE CAP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                         _________________ ______, 2002

     The undersigned shareholder of the Monteagle Large Cap Fund (the "Fund"), a series of AmeriPrime Advisors Trust (the "Trust"), hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on , 2002 at 10:00 a.m., central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:


     Approval of a new Advisory Agreement between Nashville Capital Corporation and Howe and Rusling, Inc.

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN


     The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED                     ,2002    ___________________________
                        ------------ -------
(Number of Shares)                                   (Please Print Your Name)

                                                     ___________________________
                                                     (Signature of Shareholder)

                                                     ___________________________
                                                     (Please Print Your Name)

                                                     ___________________________
                                                     (Signature of Shareholder)

                                                     (Please date this proxy and
                                                      sign your name as it
                                                      appears on the label.
                                                      Executors, administrators,
                                                      trustees, etc. should give
                                                      their full titles. All
                                                      joint owners should sign.)



This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

PROXY

                           MONTEAGLE FIXED INCOME FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                         _________________ ______, 2002

     The undersigned shareholder of the Monteagle Fixed Income Fund (the "Fund"), a series of AmeriPrime Advisors Trust (the "Trust"), hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on , 2002 at 10:00 a.m., central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     Approval of a new Advisory Agreement between Nashville Capital Corporation and Howe and Rusling, Inc.

  |_| FOR                      |_| AGAINST                       |_| ABSTAIN


     The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED                     ,2002    ___________________________
                        ------------ -------
(Number of Shares)                                   (Please Print Your Name)

                                                     ___________________________
                                                     (Signature of Shareholder)

                                                     ___________________________
                                                     (Please Print Your Name)

                                                     ___________________________

                                                     (Signature of Shareholder)

                                                     (Please date this proxy and
                                                      sign your name as it
                                                      appears on the label.
                                                      Executors, administrators,
                                                      trustees, etc. should give
                                                      their full titles. All
                                                      joint owners should sign.)



This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.